Exhibit 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Kaixin Auto Holdings (the “Company”) on Form 20-F for the year ended December 31, 2021, as amended by Amendment No.1 on Form 20-F/A filed with the Securities and Exchange Commission (the “SEC”) on May 27, 2022 and by Amendment No.2 on Form 20-F/A filed with the SEC on the date hereof (the “Report”), I, Mingjun Lin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 8, 2022

By:	/s/ Mingjun Lin
Name: Mingjun Lin
Title: Chief Executive Officer